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                                                                   EXHIBIT 10.36




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
REINSURED:            SCPIE HOLDINGS, INC.,
                      AND/OR S.C.P.I.E. INDEMNITY COMPANY,
                      AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
                      AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
                      AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
                      AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.
                      BEVERLY HILLS, CALIFORNIA

TYPE:                 Allocated Loss Adjustment Expense Excess of Loss Reinsurance.

BUSINESS
COVERED:              Allocated Loss Adjustment Expenses arising from Physicians and Surgeons
                      Comprehensive Professional and Business Liability Policies, including
                      Clinics and Clinical Laboratories.

TERM:                 January 1, 1998 to December 31, 1998 as respects claims made during the calendar year 1998.

                      The term "claims made" as used herein shall mean (A) In respect of Claims Made Policies, claims first notified to the Company during the term of this Agreement on any inforce policy or reporting endorsement arising out of incidents subsequent to the retroactive date of said policy as the result of the rendering of or failure to render a professional service or the reporting of losses which arise from the insured premises and operations incidental to the practice of a physician, and/or (B) In respect of Occurrence Policies, claims or losses first notified to the Company during the term of this Agreement.

                      Retroactive date January 1, 1976, except for Extra
                      Contractual Obligations which is January 1, 1979.
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
EXCLUSIONS:           1.     Insolvency Funds.
                      2.     Nuclear Incident - Liability - Reinsurance.

LIMIT AND
RETENTION:            100% of $2,500,000 of allocated loss adjustment expenses
                      per medical incident in excess of $500,000 of allocated loss adjustment expenses per medical incident. It is understood and agreed that this reinsurance shall apply net of any inuring reinsurance protection(s) carried by the Company where allocated loss adjustment expenses are recoverable pro rata in addition to limit.

                      The term "Medical Incident" shall mean all original Physicians and Surgeons Comprehensive Professional and Business Liability Policies, including Clinics and Clinical Laboratories, written by the Company for which a defense must be provided under each policy by the Company and which arise out of the same common loss event.

                      The term "Allocated Loss Adjustment Expense" as used herein shall include all loss adjustment expenses incurred in investigation adjustment and litigation, defense and settlement of claims made against the Company under its original policies reinsured hereunder, including pre judgement interest when not part of an award or judgement and post judgement interest. Office expenses and salaries of officials and employees not classified as loss adjusters are not chargeable as expenses for the purpose of coverage hereunder.

MAXIMUM
AGGREGATE
LIMIT:                Reinsurers maximum liability during the term of this Contract shall be
                      $5,000,000.

PREMIUM:              $1,000,000 payable $250,000 quarterly.
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GENERAL
CONDITIONS:           Ultimate Net Loss Clause.
                      Net Retained Lines Clause.
                      Notice of Loss Clause.
                      Loss Funding Clause Including IBNR.
                      Special Funding Clause.
                      Commutation Clause - Mutual Agreement only.
                      Offset Clause.
                      Errors and Omissions Clause.
                      Insolvency Clause.
                      Service of Suit Clause.
                      Arbitration Clause.
                      Access to Records Clause.
                      Guy Carpenter & Company, Inc. Intermediary Clause.




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REINSURERS
HEREON:        Hannover Ruckversicherungs AG                            100%


This Cover note is to confirm the terms and conditions which have been negotiated between Guy Carpenter & Company, Inc. and the participating Reinsurers on your behalf. We request that you review this Cover Note with regard to the specific placement details and subscribing Reinsurers listed herein. In the event that any of these details do not meet with your approval or security of the subscribing Reinsurers does not meet with your requirements, please notify this office immediately. If all is found to be in order please sign and return the enclosed duplicate copy of this Cover Note for completion of our files.


---------------------------
Signature


---------------------------
Date



                            Guy Carpenter & Company, Inc.


                            By
                              ----------------------------
                              Executive Vice President










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